UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

December 11, 2024

Avinger, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36817	20-8873453
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Chesapeake Drive
Redwood City, California 94063
(Address of principal executive offices, including zip code)

(650) 241-7900
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	AVGR	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR § 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR § 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 11, 2024, in connection with a potential assignment for the benefit of creditors, followed by a voluntary dissolution and liquidation (the “Assignment and Dissolution”), as described in the preliminary proxy statement filed with the Securities and Exchange Commission on December 11, 2024, the Company’s named executive officers—Jeffrey M. Soinski, Himanshu Patel and Nabeel Subainati— executed waivers. These waivers relate to certain rights and benefits under their change of control and severance agreements, retention bonus agreements, and/or offer letter agreements, which might otherwise be triggered by the Assignment and Dissolution or related transactions.

Pursuant to the waivers:

The officers agreed that the transfer of the Company’s assets to a liquidating trust or assignee (the “Transfer”) for the purpose of liquidation and distribution shall not constitute a Change of Control as defined in the applicable agreements.

The officers expressly waived the applicability of provisions under their agreements that would otherwise provide for severance payments, COBRA reimbursements, accelerated vesting of unvested stock options and restricted stock, and extensions of the post-termination exercise period for any options in connection with the Transfer.

The officers waived any rights to retention bonus payments under their applicable retention bonus agreements.

The foregoing description of the waivers is qualified in its entirety by reference to the full text of the waivers, which are attached as Exhibits 10.1, 10.2, and 10.3 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
10.1	Waiver dated December 11, 2024 by and between the Company and Jeffrey M. Soinski
10.2	Waiver dated December 11, 2024 by and between the Company and Himanshu Patel
10.3	Waiver dated December 11, 2024 by and between the Company and Nabeel Subainati
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVINGER, INC.

Date: December 13, 2024	By:	/s/ Jeffrey M. Soinski
Jeffrey M. Soinski Chief Executive Officer